UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Swift Energy Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 21, 2013

SWIFT ENERGY COMPANY

SWIFT ENERGY COMPANY

16825 NORTHCHASE DRIVE

SUITE 400

HOUSTON, TX 77060

Meeting Information

 Meeting Type: Annual Meeting

 For holders as of: March 25, 2013

 Date: May 21, 2013                Time: 3:00 PM CDT

Location:	Hilton Houston North
12400 Greenspoint Drive
Houston, Texas 77060

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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---Before You Vote--

How to Access the Proxy Materials

    Proxy Materials Available to VIEW or RECEIVE:

    1. Notice & Proxy Statement                    2. Combined Document

    How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

    How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)BY INTERNET	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2013 to facilitate timely delivery.

---How To Vote---

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote

FOR the following:

1.	Election of Directors
Nominees
01	Greg Matiuk 02 Bruce H. Vincent

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2	To approve the Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan (the “Amended 2005 Plan”), including (i) the increase in the number of shares of common stock that may be issued and (ii) changes to the performance measures under the Amended 2005 Plan as contemplated by Internal Revenue Code Section 162(m).
3	To conduct a non-binding advisory vote to approve the compensation of Swift Energy’s named executive officers as presented in the proxy statement.
4	To ratify the selection of Ernst & Young LLP as Swift Energy’s independent auditor for the fiscal year ending December 31, 2013.

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

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